UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2022 (August 26, 2022)

ExcelFin Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40933	86-2933776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

473 Jackson St., Suite 300	94111
San Francisco, CA	(Zip Code)
(Address of principal executive offices)

(415) 715-4377

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	XFINU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	XFIN	The Nasdaq Stock Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	XFINW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

Following the filing of ExcelFin Acquisition Corp.’s (the “Company”) unaudited condensed financial statements for the quarterly period ended June 30, 2022, the Company concluded it should restate certain of its previously issued financial statements to correct clerical errors in the report. The Company’s previously filed financial statements that contained the error were reported in the Company Quarterly Report on Form 10-Q for the quarter ended June 30, 2022.

On August 26, 2022, the Company’s management and the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) concluded that it is appropriate to restate unaudited quarterly financial statements as of and for the period ended June 30, 2022 (collectively, the “Relevant Period”). Considering such restatement, such financial statements, as well as the relevant portions of any communication which describes or are based on such financial statements, should no longer be relied upon. The Company will refile its Quarterly Report on Form 10-Q and for the period ended June 30, 2022, which will include the restated financial statements for the Relevant Period.

The Company’s Chief Executive Officer and Chief Financial Officer carried out an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures. Based upon their evaluation, the Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were not effective as of June 30, 2022, due to the material weakness in internal control over financial reporting resulting in a clerical error in the EDGAR document preparation and ineffective review controls over that process. The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Independent Accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExcelFin Acquisition Corporation

Date: August 31, 2022	By:	/s/ Logan Allin
	Name:	Logan Allin
	Title:	Chief Executive Officer

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